UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2006

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4440 El Camino Real, Los Altos CA 94022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 947-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02(c) – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Satish Rishi, age 46, was appointed as Rambus Inc.’s Senior Vice President, Finance and Chief Financial Officer effective as of April 11, 2006. From November 2001 until April 2006, Mr. Rishi was Executive Vice President and Chief Financial Officer at Toppan Photomasks, Inc. (formerly DuPont Photomasks, Inc.). From July 1999 to October 2001, he served as Vice President and Assistant Treasurer of Dell Inc. Mr. Rishi currently serves as a director of Measurement Specialties, Inc. Mr. Rishi received a B.S. with honors in Mechanical Engineering from Delhi College of Engineering, Delhi University and an M.B.A. with a concentration in Finance from the University of California at Berkeley’s Haas School of Business.

Rambus Inc.’s April 12, 2006 press release regarding the matter set forth above is included as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1    Press Release dated April 12, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2006	Rambus Inc.

/s/ John Danforth
John Danforth, Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press release dated April 12, 2006.